Exhibit 99.1
Friday, August 12, 2011

Merger information: New FAQs added to Merger website

Medco recently launched the Medco Merger Questions mailbox and the Merger Communications website to provide an outlet for your inquires about the company’s proposed merger with Express Scripts and to keep you informed about what’s changing, how and when changes will occur and what it means to you.

Many thanks to those of you who’ve taken the time to submit your questions and explore the website. As announced, we’re combining recurring questions into categories, the most important of which we’re posting to the Frequently Asked Questions (FAQ) section on a regular basis.

Click here to access the website and view the latest round of FAQs compiled from the Medco Merger Questions mailbox — and please continue to submit new questions/concerns as they arise. The mailbox will be monitored regularly and remain open throughout the merger period.

Careful Communications — A Reminder
As a reminder, employees are asked to bear in mind that the company is in a period of very tight regulatory control and we must adhere to strict procedures to ensure that when communicating merger-related information to colleagues, clients and members we do not inadvertently breach securities laws and regulations.

Therefore:
•    Please refrain from creating your own merger-related messages or Frequently Asked Questions documents for use by any internal or external groups. In addition to the formal internal and external announcements issued on Thursday, July 21, account teams and other groups have received approved materials. Further information will be available on the internal site detailed above. Creating new documents or rewriting materials — including making even seemingly minor changes — could lead to a violation.

•    Please refer any media inquiries about the proposed merger to a member of our Public Affairs staff. Click on the following links to access those names and to re-familiarize yourself with Medco’s policies on media relations and social media (Media relations policy — Social media policy).

Your assistance is appreciated.

Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Additional Information and Where to Find It
In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.

Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Medco-Express Scripts Merger Agreement — Employee FAQ
Week of August 8, 2011
     PART 1 - COMPANIES AND TRANSACTION

QUESTION	ANSWER	DATE
POSTED
A-14: Once the merger closes, what will the new company be called? Will the Medco brands remain?	The name of the company will be “Express Scripts;” specific names for the individual brands in the portfolio will be reviewed.	8/12/2011

A-15: Why did Express Scripts take out a loan to cover the cost?	It is typical to finance significant acquisitions; Medco has itself used debt to fund various acquisitions and investments.	8/12/2011

A-16: What do our clients/members get out of this acquisition?	They will receive the “best of breed” capabilities across both companies.	8/12/2011

Among other things, the combination will:

• Deliver greater cost savings for patients and plan sponsors.
• Create efficiencies across the supply chain.
• Close gaps in care and achieve greater adherence through our combined clinical and behavioral understanding and excellence.
• Focus our collective expertise to better manage the cost and care associated with specialty medicines
• Advance our efforts against fraud, waste and abuse.
• Attract other leading healthcare entities to collaborate on next-generation solutions.
     PART 2 - BENEFITS

QUESTION	ANSWER	DATE
POSTED
B-6: Will the cash balance plan start paying out at the closing of the merger? (Note: The Cash Balance Plan applies only to Medco and Accredo employees).	No, there are no changes to your Cash Balance account as a result of the merger. The vested portion of your account balance is always yours and cannot be reduced. To view your account balance, log on to the “Your Benefits” section of HR WorkWays.	8/12/2011
If you leave the company for any reason, you will become eligible to receive your vested benefit. Your service with Medco and, when the merger closes, with Express Scripts, will be credited for vesting purposes. As is the case today, your Cash Balance account is based on the frozen benefit that you earned through February 28, 2011, plus interest earned on the frozen benefit. As long as you are an active employee of Medco (or subsequently Express Scripts), you will not be eligible for a distribution of your Cash Balance account, and will not be eligible to roll over your account balance until you leave the company.

B-7: I have a 401(k) loan that I am currently paying off through payroll deductions. If my position is eliminated prior to or after the closing of the merger, what happens to my remaining loan balance?
	The merger will not affect your outstanding loan and you will be required to pay back the loan according to the original terms of the loan. If you leave the Company before your loan is fully repaid, you must repay your loan in full within 45 days of your termination of employment. If you do not repay your loan within the 45-day period, the outstanding loan balance will be reported to the IRS as a distribution. The distribution is subject to ordinary income taxes, and possibly an additional 10% early withdrawal penalty if you’re younger than age 59 1/2.	8/12/2011

B-8: What happens to the money that I have invested in the Medco Common Stock Fund within the Medco 401(k) plan when the merger closes?	At the time of the merger, each share of Medco stock held in the Medco Common Stock Fund will be exchanged for $28.80 and 0.81 shares of Express Scripts stock.

	Further details will be provided as we move forward with the integration process.	8/12/2011

B-9: I would like to know if Express Scripts 401(k) is administered through Fidelity or another vendor?	The current administrator of the Express Scripts’ 401(k) Plan is New York Life.	8/12/2011

    PART 3 - STOCK

QUESTION	ANSWER	DATE
POSTED
D-11: What is meant by “accelerated vesting” as it relates to stock options and/or RSUs?	When the transaction closes, your Medco stock options and/or restricted stock units will be converted into Express Scripts stock options and restricted stock units with the same Medco vesting schedule and terms and conditions based on the stock award exchange ratio stipulated in the merger agreement.

If you are terminated (without cause) within 2 years after the transaction closes, the Medco Stock Plan provides for accelerated vesting of the stock options and restricted stock units that were granted to you prior to the transaction closing. In that case, stock options will remain exercisable for their full remaining term.

	Accelerated vesting means that 100 percent of the unvested stock options and/or restricted stock units you hold will vest. The vesting date will be your termination date.	8/12/2011
     PART 4 - EMPLOYMENT

QUESTION	ANSWER	DATE
POSTED
E-4: What happens if my job is moved to St. Louis and I am unable to relocate?	Generally, you will be eligible for severance benefits and accelerated vesting on stock options/RSU’s if you are offered, but choose not to accept, employment at a location more than 50 miles from your home.

	You can review the specific severance benefits that you are eligible for by logging onto HR Workways and going to the “Your Benefits” tab (UBC employees can obtain details of their severance policy through their Human Resources representative). Severance benefits for employees covered by Collective Bargaining Agreements would be determined through the effects bargaining process (i.e. we would bargain with the union over severance benefits).	8/12/2011

E-5: Do I have to take any action regarding employment with Express Scripts after the closing or will we just be transferred?	Until the transaction closes, Medco will conduct its business as usual operating as an independent company in competition with Express Scripts. At the time of the close of the transaction, Medco employees transition into the Express Scripts family of companies.	8/12/2011

E-6: What severance benefits am I eligible for if I lose my job due to the merger.	You can review the severance benefits that apply to you by logging onto HR WorkWays and going to the “Your Benefits” tab (UBC employees can obtain details of their severance policy through their Human Resources representative). Severance benefits for employees covered by Collective Bargaining Agreements would be determined through the effects bargaining process (i.e. we would bargain with the union over severance benefits).	8/12/2011

E-7: What happens to union contracts that expire after the transaction closes?	Medco will continue to negotiate collective bargaining agreements until the transaction closes. Whether Express Scripts will be required to negotiate a new contract after the transaction closes is determined by labor law. We will have more information as the process moves forward.	8/12/2011
     PART 5 - CONTINUING OPERATIONS AND INTEGRATION

QUESTION	ANSWER	DATE
POSTED
G-5: Will the merger cause the Medco Foundation to be dissolved? If so, what effect will this have on current commitments to community programs the Foundation supports?	The Medco Foundation will continue to operate through the close of the transaction, and will continue to honor its current commitments. There has been no discussion at this point as to the operating status of the Medco Foundation, post merger close.	8/12/2011
               Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.
Additional Information and Where to Find It
In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.
You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.
Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.